Morgan Stanley Hawaii Municipal Trust
Letter to the Shareholders [ ] May 31, 2002

Dear Shareholder:

During the six-month period ended May 31, 2002, the U.S. economy began to recover from recession and the impact of September 11. Consumer spending and rebuilding of business inventories contributed to the economic rebound in the first quarter of 2002. A steady accumulation of generally positive economic news in our view shows that the recession, which began in March 2001, is widely regarded as having ended and that economic growth has resumed.

The economic turnaround was fueled by monetary and fiscal policies, which sought to stimulate growth. The Federal Reserve Board's monetary policy aggressively cut the benchmark federal funds rate by 475 basis points in 2001 to its current level of 1.75 percent. Congress provided fiscal stimulus by passing reductions in personal tax rates as well as a number of spending initiatives in the aftermath of the September attacks.

The Fed's actions and the Treasury Department's cessation of the 30-year bond auction led to a bond-market rally that dropped long-term interest rates to 40-year lows at the end of October. Within the fixed-income market, yields on short maturities declined the most and the yield curve steepened. In November and December, as the economy improved, the bond market reversed course and yields rose. However, demand for fixed-income investments revived in 2002, because of stock-market volatility and Federal Reserve's go-slow approach to changing monetary policy.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index, which stood at 5.40 percent in May 2001 reached a low of 5.04 percent in October 2001. The Index yield increased to 5.45 percent in March 2002, but declined to 5.29 percent in May 2002 as the Fed's outlook shifted to neutral. Throughout the period, the slope of the municipal yield curve remained positive. The yield pick up for extending maturities from one to 30 years was 340 basis points.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries jumped from 94 percent in May 2001 to 104 percent in October 2001. By the end of May 2002 the ratio had returned to 94 percent. The ratio of 10-year municipal bond yields to Treasuries declined from 95 percent in October 2001 to 84 percent in May 2002.

New-issue volume increased 43 percent, to $286 billion, during 2001. State and local government infrastructure and cash flow needs appear to have contributed to the surge in underwriting activity. Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. New-issue volume for the first five months of 2002 reached $121 billion.

Morgan Stanley Hawaii Municipal Trust
Letter to the Shareholders [ ] May 31, 2002 continued


[GRAPHIC OMITTED]

                         30-Year Bond Yields 1997-2002

                                                      Insured
                                                     Municipal
                                    Insured            Yields/
                 U.S. Treasury     Municipal       U.S. Treasury
    Date             Yields          Yields        Yields (Ratio)
 ----------      -------------     ---------       -------------
  12/31/96            5.6             6.63             84.46
   1/31/97            5.7             6.79             83.95
   2/28/97            5.65            6.8              83.09
   3/31/97            5.9             7.1              83.1
   4/30/97            5.75            6.94             82.85
   5/31/97            5.65            6.91             81.77
   6/30/97            5.6             6.78             82.6
   7/31/97            5.25            6.29             83.47
   8/31/97            5.48            6.61             82.90
   9/30/97            5.4             6.4              84.38
  10/31/97            5.35            6.15             86.99
  11/30/97            5.3             6.05             87.6
  12/31/97            5.15            5.92             86.99
   1/31/98            5.15            5.8              88.79
   2/28/98            5.2             5.92             87.84
   3/31/98            5.25            5.93             88.53
   4/30/98            5.35            5.95             89.92
   5/31/98            5.2             5.8              89.66
   6/30/98            5.2             5.65             92.04
   7/31/98            5.18            5.71             90.72
   8/31/98            5.03            5.27             95.45
   9/30/98            4.95            5                99
  10/31/98            5.05            5.16             97.87
  11/30/98            5               5.06             98.81
  12/31/98            5.05            5.1              99.02
   1/31/99            5               5.09             98.23
   2/28/99            5.1             5.58             91.4
   3/31/99            5.15            5.63             91.47
   4/30/99            5.2             5.66             91.87
   5/31/99            5.3             5.83             90.91
   6/30/99            5.47            5.96             91.78
   7/31/99            5.55            6.1              90.98
   8/31/99            5.75            6.06             94.88
   9/30/99            5.85            6.05             96.69
  10/31/99            6.03            6.16             97.89
  11/30/99            6               6.29             95.39
  12/31/99            5.97            6.48             92.13
   1/31/00            6.18            6.49             95.22
   2/29/00            6.04            6.14             98.37
   3/31/00            5.82            5.83             99.83
   4/30/00            5.91            5.96             99.16
   5/31/00            5.91            6.01             98.34
   6/30/00            5.84            5.9              98.98
   7/31/00            5.73            5.78             99.13
   8/31/00            5.62            5.67             99.12
   9/30/00            5.74            5.89             97.45
  10/31/00            5.65            5.79             97.58
  11/30/00            5.55            5.61             98.93
  12/31/00            5.27            5.46             96.52
   1/31/01            5.3             5.5              96.36
   2/28/01            5.27            5.31             99.25
   3/31/01            5.26            5.44             96.69
   4/30/01            5.45            5.79             94.13
   5/31/01            5.4             5.75             93.91
   6/30/01            5.35            5.76             92.88
   7/31/01            5.16            5.52             93.48
   8/31/01            5.07            5.37             94.41
   9/30/01            5.2             5.42             95.94
  10/31/01            5.04            4.87            103.49
  11/30/01            5.17            5.29             97.73
  12/31/01            5.36            5.47             97.99
   1/31/02            5.22            5.43             96.13
   2/28/02            5.14            5.42             94.83
   3/31/02            5.43            5.8              93.62
   4/30/02            5.3             5.59             94.81
   5/31/02            5.29            5.62             94.13

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.




Performance

During the six-month period ended May 31, 2002, the net asset value (NAV) of Morgan Stanley Hawaii Municipal Trust increased from $10.17 per share to $10.19 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.22 per share, the Fund's total return was 2.40 percent. Over the same period, the Lehman Brothers Municipal Bond Index returned 2.56 percent.*



Portfolio Structure

The Fund's net assets of more than $11 million were diversified among 12 long-term sectors and 25 credits. At the end of May, the portfolio's average maturity and call protection were 18 and 8 years, respectively. Average duration, a measure of sensitivity to interest-rate changes, was 7.1 years. Generally,

--------------
* The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard Poor's Corporation, respectively and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Hawaii Municipal Trust
Letter to the Shareholders [ ] May 31, 2002 continued


bonds with longer durations have greater volatility. Credit quality is one of the major criteria in managing the Fund. To this end, 81 percent of the portfolio was rated AAA. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional redemption provisions are also shown by year of the call and their respective cost (book) yields.

Looking Ahead

The Federal Reserve Board's cautious approach toward tightening has helped stabilize the fixed-income markets. However, we believe that the economic recovery will eventually lead the Fed to raise short-term interest rates. Despite market uncertainty, we believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

We appreciate your ongoing support of Morgan Stanley Hawaii Municipal Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo                        /s/ Mitchell M. Merin
Charles A. Fiumefreddo                            Mitchell M. Merin
Chairman of the Board                             President



ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00am to 8:00pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Hawaii Municipal Trust
Letter to the Shareholders [ ] May 31, 2002 continued


[GRAPHIC OMITTED]

LARGEST SECTORS as of May 31, 2002
(% of Net Assets)


General Obligation      21%
Transportation          16%
Mortgage                13%
Education                8%
IDR/PCR*                 8%
Hospital                 7%
Water & Sewer            7%

* Industrial Development/Pollution Control Revenue.

  Portfolio structure is subject to change.


[GRAPHIC OMITTED]

CREDIT RATINGS as of May 31, 2002
(% of Long-Term Portfolio)


Aaa or AAA
   81%

Aa or AA
   2%

A or A
  12%

Baa or BBB
    5%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.


                            DISTRIBUTION BY MATURITY
                           (% of Long-Term Portfolio)

                               [GRAPHIC OMITTED]

Weighted
Average
Maturity:
18 Years

80%

64

48

32

16

 0

 0.0%    8.4%    9.8%   59.7%   12.5%    9.6%

 1-5     5-10   10-15   15-20   20-30    30+
Years   Years   Years   Years   Years   Years


Portfolio structure is subject to change.

Morgan Stanley Hawaii Municipal Trust
Letter to the Shareholders [ ] May 31, 2002 continued


[GRAPHIC OMITTED]


                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                  MAY 31, 2002

                                PERCENT CALLABLE

                                WEIGHTED AVERAGE
                            CALL PROTECTION: 8 YEARS

 0%     0%     8%     9%     5%     3%      10%     13%     12%     24%     16%
2002   2003   2004   2005   2006   2007    2008    2009    2010    2011    2012+

                              YEARS BONDS CALLABLE


[GRAPHIC OMITTED]



                               COST (BOOK) YIELD*

                                WEIGHTED AVERAGE
                                BOOK YIELD: 5.4%


8.0%

7.0

6.0

5.0

4.0



              5.7%   5.7%   6.2%   5.3%    5.2%    5.4%    5.7%    5.1%    4.9%
2002   2003   2004   2005   2006   2007    2008    2009    2010    2011    2012+

* Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Fund operating expenses. For example, the Fund is earning a book yield of 5.7% on 8% of the long-term portfolio that is callable in 2004.
  Portfolio structure is subject to change.

Morgan Stanley Hawaii Municipal Trust
Portfolio of Investments [ ] May 31, 2002 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE         VALUE
-----------                                                                            ------------  ---------- --------------
              Hawaii Tax-Exempt Municipal Bonds* (91.8%)
              General Obligation (21.2%)
  $   500     Hawaii, Ser 2002 CY (FSA) .............................................. 5.75 %         02/01/15  $   554,700
              Hawaii County,
      300       1999 Ser A (FSA) ..................................................... 5.50           05/15/17      315,972
      200       2001 Ser A (FGIC) .................................................... 5.00           03/01/21      196,876
      500     Honolulu City & County, Ser 2001 A (FSA) ............................... 5.125          09/01/21      500,505
              Maui County,
      300       Ser 2002 A (MBIA) .................................................... 5.25           03/01/18      309,213
      150       Ser 2001 A (FGIC) .................................................... 5.00           07/15/19      150,646
      300     Puerto Rico Public Improvement Refg Ser 2001 A (MBIA) .................. 5.50           07/01/21      325,254
  -------                                                                                                       -----------
    2,250                                                                                                         2,353,166
  -------                                                                                                       -----------
              Educational Facilities Revenue (7.6%)
      500     University of Hawaii, Refg Ser 2001 B (FSA) ............................ 5.25           10/01/17      517,875
      300     University of Puerto Rico, Ser O (MBIA) ................................ 5.75           06/01/19      323,706
  -------                                                                                                       -----------
      800                                                                                                           841,581
  -------                                                                                                       -----------
              Electric Revenue (4.0%)
              Puerto Rico Electric Power Authority,
      300       Power Ser DD (FSA) ................................................... 4.50           07/01/19      287,214
      150       Power Ser X .......................................................... 5.50           07/01/25      151,471
  -------                                                                                                       -----------
      450                                                                                                           438,685
  -------                                                                                                       -----------
              Hospital Revenue (7.1%)
              Hawaii Department of Budget & Finance,
      200       Kapiolani Health Care Ser 1996 ....................................... 6.25           07/01/21      206,094
      100       Queens Health 1996 Ser A ............................................. 5.875          07/01/11      105,017
      500       Wilcox Memorial Hospital Ser 1998..................................... 5.35           07/01/18      473,545
  -------                                                                                                       -----------
      800                                                                                                           784,656
  -------                                                                                                       -----------
              Industrial Development/Pollution Control Revenue (7.6%)
              Hawaii Department of Budget & Finance,
      500       Hawaiian Electric Co Ser 1999 B (AMT) (Ambac) ........................ 5.75           12/01/18      523,245
      100       Hawaiian Electric Co Ser 1995 A (AMT) (MBIA) ......................... 6.60           01/01/25      108,504
      200       Hawaiian Electric Co Ser 1996 A (AMT) (MBIA) ......................... 6.20           05/01/26      214,128
  -------                                                                                                       -----------
      800                                                                                                           845,877
  -------                                                                                                       -----------
              Mortgage Revenue - Multi-Family (10.4%)
      125     Hawaii Housing Finance & Development Corporation, University of
                Hawaii Faculty Ser 1995 (Ambac) ...................................... 5.65           10/01/16      130,146
      500     Honolulu City & County, Smith-Beretania Apartments FHA Ins
                Ser 2002 A ........................................................... 5.45           01/01/25      495,485
      500     Honolulu, Waipahu Towers GNMA Collateralized 1995 Ser A (AMT) .......... 6.90           06/20/35      523,420
  -------                                                                                                       -----------
    1,125                                                                                                         1,149,051
  -------                                                                                                       -----------
              Mortgage Revenue - Single Family (2.8%)
      300     Hawaii Housing Finance & Development Corporation,
  -------       Purchase 1994 Ser B (MBIA) ........................................... 5.90           07/01/27      306,627
                                                                                                                -----------

                       See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
Portfolio of Investments [ ] May 31, 2002 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                              COUPON       MATURITY
 THOUSANDS                                                                               RATE          DATE            VALUE
-----------                                                                          ------------ --------------- --------------
            Public Facilities Revenue (2.3%)
  $   250   Hawaii, Kapolei State Office Building 1998 Ser A COPs (Ambac) .......... 5.00 %            05/01/18   $   250,843
  -------                                                                                                         -----------
            Transportation Facilities Revenue (16.1%)
            Hawaii,
      200     Airports Refg Ser 2001 (AMT) (FGIC) .................................. 5.25              07/01/21       197,616
      100     Harbor Ser 2002 A (Ambac) ............................................ 5.00              07/01/07       107,071
      200     Harbor Ser 1997 (AMT) (MBIA) ......................................... 5.75              07/01/17       208,604
      500     Highway Ser 2000 (FSA) ............................................... 5.375             07/01/18       517,700
      300     Highway Ser 2001 (FSA) ............................................... 5.375             07/01/20       307,020
      500   Puerto Rico Highway & Transportation Authority, Ser 1998 A ............. 4.75              07/01/38       451,515
  -------                                                                                                         -----------
    1,800                                                                                                           1,789,526
  -------                                                                                                         -----------
            Water & Sewer Revenue (6.9%)
      300   Honolulu Board of Water Supply, Ser 2001 (FSA) ......................... 5.125             07/01/21       300,525
            Honolulu City & County, Wastewater
      200     Jr Ser 1998 (FGIC) ................................................... 5.25              07/01/17       205,692
      250     Sr Ser 2001 (Ambac) .................................................. 5.50              07/01/18       263,693
  -------                                                                                                         -----------
      750                                                                                                             769,910
  -------                                                                                                         -----------
            Other Revenue (2.7%)
      300   Hawaiian Department of Home Lands, Refg Ser 1999 ....................... 4.45              07/01/11       295,017
  -------                                                                                                         -----------
            Refunded (3.1%)
      300   Kauai County, Ser 2000 A (FGIC) ........................................ 6.25              08/01/10+      347,292
  -------                                                                                                         -----------
  $ 9,925   Total Hawaii Tax-Exempt Municipal Bonds (Cost $9,956,016) (a)...........                       91.8%   10,172,231
  =======
            Other Assets in Excess of Liabilities ..................................                        8.2       905,382
                                                                                                          -----   -----------
            Net Assets .............................................................                      100.0%  $11,077,613
                                                                                                          =====   ===========

------------
AMT   Alternative Minimum Tax.
COPs  Certificates of Participation.
 *    Puerto Rico issues represent 14% of net assets.
 +    Prerefunded to call date shown.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $256,519 and the aggregate gross unrealized depreciation is $40,304, resulting in net unrealized appreciation of $216,215.


Bond Insurance:
---------------
Ambac AMBAC Assurance Corporation.
FGIC  Financial Guaranty Insurance Company.
FSA   Financial Security Assurance Inc.
MBIA  Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
Financial Statements

Statement of Assets and Liabilities
May 31, 2002 (unaudited)



Assets:
Investments in securities, at value
 (cost $9,956,016)..............................................    $10,172,231
Cash ...........................................................        717,481
Receivable for:
  Interest .....................................................        188,536
  Shares of beneficial interest sold ...........................          4,852
Receivable from affiliate ......................................          6,252
Prepaid expenses ...............................................         19,229
                                                                    -----------
  Total Assets .................................................     11,108,581
                                                                    -----------
Liabilities:
Payable for:
  Dividends to shareholders ....................................          2,608
  Distribution fee .............................................          1,865
Accrued expenses ...............................................         26,495
                                                                    -----------
  Total Liabilities ............................................         30,968
                                                                    -----------
  Net Assets ...................................................    $11,077,613
                                                                    ===========
Composition of Net Assets:
Paid-in-capital ................................................    $10,902,134
Net unrealized appreciation ....................................        216,215
Accumulated undistributed net investment income ................            392
Accumulated net realized loss ..................................        (41,128)
                                                                    -----------
  Net Assets ...................................................    $11,077,613
                                                                    ===========
Net Asset Value Per Share,
1,086,619 shares outstanding (unlimited shares authorized of
  $.01 par value)...............................................    $     10.19
                                                                    ===========
Maximum Offering Price Per Share,
(net asset value plus 3.09% of net asset value) ................    $     10.51
                                                                    ===========



                       See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
Financial Statements continued

Statement of Operations
For the six months ended May 31, 2002 (unaudited)



Net Investment Income:
Interest Income ...............................    $ 261,811
                                                   ---------
Expenses
Professional fees .............................       24,589
Shareholder reports and notices ...............       20,262
Investment management fee .....................       18,641
Distribution fee ..............................       10,348
Trustees' fees and expenses ...................        5,350
Transfer agent fees and expenses ..............        1,838
Custodian fees ................................          460
Other .........................................        4,212
                                                   ---------
  Total Expenses ..............................       85,700
Less: amounts waived/reimbursed ...............      (55,916)
Less: expense offset ..........................         (460)
                                                   ---------
  Net Expenses ................................       29,324
                                                   ---------
  Net Investment Income .......................      232,487
                                                   ---------
Net Realized and Unrealized Gain (Loss):
Net realized gain .............................       33,352
Net change in unrealized appreciation .........       (3,651)
                                                   ---------
  Net Gain ....................................       29,701
                                                   ---------
Net Increase ..................................    $ 262,188
                                                   =========



                       See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
Financial Statements continued

Statement of Changes in Net Assets




                                                                                   FOR THE SIX       FOR THE YEAR
                                                                                  MONTHS ENDED           ENDED
                                                                                  MAY 31, 2002     NOVEMBER 30, 2001
                                                                                 --------------   ------------------
                                                                                   (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income ........................................................    $    232,487       $   398,080
Net realized gain ............................................................          33,352            29,687
Net change in unrealized appreciation/depreciation ...........................          (3,651)          278,984
                                                                                  ------------       -----------
  Net Increase ...............................................................         262,188           706,751
Dividends to shareholders from net investment income .........................        (232,457)         (398,050)
Net increase from transactions in shares of beneficial interest ..............         562,605         2,978,838
                                                                                  ------------       -----------
  Net Increase ...............................................................         592,336         3,287,539
Net Assets:
Beginning of period ..........................................................      10,485,277         7,197,738
                                                                                  ------------       -----------
End of Period
(Including accumulated undistributed net investment income of $392 and $30,
respectively) ................................................................    $ 11,077,613       $10,485,277
                                                                                  ============       ===========

                       See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
Notes to Financial Statements [ ] May 31, 2002 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and commenced operations on June 16, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Hawaii Municipal Trust
Notes to Financial Statements [ ] May 31, 2002 (unaudited) continued

D. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's daily net assets.

For the six months ended May 31, 2002 and through December 31, 2002, the Investment Manager has agreed to assume all operating expenses to the extent that such expenses on an annualized basis exceed 0.55% of the daily net assets of the Fund. At May 31, 2002, included in the Statement of Assets and Liabilities is a receivable from affiliate which represents expense reimbursements due to the Fund.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended May 31, 2002, the distribution fee was accrued at the annual rate of 0.19%.

The Distributor has informed the Fund that for the six months ended May 31, 2002, it received $21,900 in commissions from the sale of the Fund's shares of beneficial interest. Such commissions are deducted from the proceeds of the shares and are not an expense of the Fund.

Morgan Stanley Hawaii Municipal Trust
Notes to Financial Statements [ ] May 31, 2002 (unaudited) continued

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended May 31, 2002 aggregated $1,973,052 and $1,288,793, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. Federal Income Tax Status

During the year ended November 30, 2001, the Fund utilized approximately $30,000 of its net capital loss carryover. At November 30, 2001, the Fund had a net capital loss carryover of approximately $74,000 which will be available through November 30, 2008 to offset future capital gains to the extent provided by regulations.

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:



                                                    FOR THE SIX                FOR THE YEAR
                                                    MONTHS ENDED                  ENDED
                                                    MAY 31, 2002            NOVEMBER 30, 2001
                                             -------------------------- --------------------------
                                                    (unaudited)
                                                SHARES        AMOUNT        SHARES        AMOUNT
                                             ------------ -------------  ------------ -------------
Sold .......................................     77,911    $  785,875       374,437    $3,776,682
Reinvestment of dividends and distributions       9,199        93,075        15,010       151,480
                                                 ------    ----------       -------    ----------
                                                 87,110       878,950       389,447     3,928,162
Repurchased ................................    (31,345)     (316,345)      (94,248)     (949,324)
                                                -------    ----------       -------    ----------
Net increase ...............................     55,765    $  562,605       295,199    $2,978,838
                                                =======    ==========       =======    ==========

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At May 31, 2002, the Fund did not hold positions in residual interest bonds.

9. Change In Accounting Policy

Effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund.

Morgan Stanley Hawaii Municipal Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                           FOR THE SIX                  FOR THE YEAR ENDED NOVEMBER 30
                                                          MONTHS ENDED    ----------------------------------------------------------
                                                          MAY 31, 2002        2001        2000        1999        1998       1997
                                                       ------------------ ------------ ---------- ----------- ----------- ----------
                                                         (unaudited)
Selected Per Share Data:
Net asset value, beginning of period .................   $    10.17         $  9.78     $ 9.47     $  10.41    $ 10.12    $  9.95
                                                         ----------         -------     ------     --------    -------    -------
Income (loss) from investments operations:
 Net investment income ...............................         0.22            0.44       0.45         0.46       0.49       0.50
 Net realized and unrealized gain (loss) .............         0.02            0.39       0.31        (0.88)      0.29       0.17
                                                         ----------         -------     ------     --------    -------    -------
Total income (loss) from investment operations .......         0.24            0.83       0.76        (0.42)      0.78       0.67
                                                         ----------         -------     ------     --------    -------    -------
Less dividends and distributions from:
 Net investment income ...............................        (0.22)          (0.44)     (0.45)       (0.46)     (0.49)     (0.50)
 Net realized gain ...................................          -               -          -          (0.06)       -          -
                                                         ----------         --------    ------     --------    --------   -------
Total dividends and distributions ....................        (0.22)          (0.44)     (0.45)       (0.52)     (0.49)     (0.50)
                                                         ----------         --------    ------     --------    --------   -------
Net asset value, end of period .......................   $    10.19         $ 10.17     $ 9.78     $   9.47    $ 10.41    $ 10.12
                                                         ==========         ========    ======     ========    ========   =======
Total Return+ ........................................         2.40%(1)        8.62%      8.26%       (4.20)%     7.87%      6.93%
Ratios to Average Net Assets(3):
Expenses (before expense offset) .....................         0.56%(2)        0.56%      0.56%        0.52%      0.20%      0.19%
Net investment income ................................         4.37%(2)        4.33%      4.70%        4.54%      4.72%      5.00%
Supplemental Data:
Net assets, end of period, in thousands ..............   $   11,078         $10,485     $7,198     $  7,257    $ 6,998     $4,752
Portfolio turnover rate ..............................           13%(1)          12%        19%          18%        26%        13%

------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Investment Manager had not assumed expenses and waived its investment management fee, the expense and net investment income ratios would have been as follows, which do not reflect the effect of expense offsets as follows:



                                      EXPENSE     NET INVESTMENT      EXPENSE
PERIOD ENDED:                          RATIO       INCOME RATIO       OFFSET
----------------------------------   ---------   ----------------   ----------
      May 31, 2002 ...............      1.61%           3.32%           0.01%
      November 30, 2001 ..........      1.85            3.04            0.01
      November 30, 2000 ..........      2.37            2.89            0.01
      November 30, 1999 ..........      2.45            2.61            0.01
      November 30, 1998 ..........      2.42            2.50            0.01
      November 30, 1997 ..........      2.95            2.24            0.01

                       See Notes to Financial Statements

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

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Dennis Pietrzak
Vice President

Thomas Byron
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020



The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.



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MORGAN STANLEY
HAWAII MUNICIPAL TRUST



SEMIANNUAL REPORT
May 31, 2002